SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 29, 2004

Date of Report (Date of earliest event reported)

Catapult Communications Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	0-24701	77-0086010

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 South Whisman Road,
Mountain View, California 94041

(Address of Principal Executive Offices) (Zip Code)

(650) 960-1025

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release dated January 29, 2004 announcing the Registrant’s results of operations for the quarter ended December 31, 2003.

Item 12. Results of Operations and Financial Condition

     On January 29, 2004 Catapult Communications Corporation (“Registrant”) issued a press release announcing the results of operations for the three months ended December 31, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CATAPULT COMMUNICATIONS CORPORATION (Registrant)

Dated: January 29, 2004	By:	/s/ Chris Stephenson

Chris Stephenson
Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number

99.1	Press release dated January 29, 2004 announcing the Registrant’s results of operations for the quarter ended December 31, 2003.

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